MONTHLY STATEMENT

                  ---------------------------------------------

        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 2000-1

                  ---------------------------------------------

      Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 2000-1 Supplement dated as of February 1, 2000 (as amended and restated on February 5, 2002, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-1 Certificates with respect to the Distribution Date occurring on February 15, 2005,and with respect to the performance of the Trust during the month of January is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)    Information Regarding the Current Monthly Distribution for the Series
      2000-1 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

      (1)   The total amount distributed to Class A Certificateholders per
            $1,000 original certificate principal amount                                        ($0.000000)

      (2)   The amount set forth in A(1) above distributed to Class A
            Certificateholders with respect to interest per $1,000 original
            certificate principal amount                                                        ($0.000000)

      (3)   The amount set forth in A(1) above distributed to Class A
            Certificateholders with respect to principal per $1,000 original
            certificate principal amount                                                         $0.000000

      (4)   The total amount distributed to Class B Certificateholders per
            $1,000 original certificate principal amount                                         $2.302222

      (5)   The amount set forth in A(4) above distributed to Class B
            Certificateholders with respect to interest per $1,000 original
            certificate principal amount                                                         $2.302222

      (6)   The amount set forth in A(4) above distributed to Class B
            Certificateholders with respect to principal per $1,000 original
            certificate principal amount                                                         $0.000000

B)    Information Regarding the Performance of the Trust

      (1)   Allocation of Receivables Collections to the Series 2000-1
            Certificates

            (a)   The aggregate amount of Finance Charge Receivables collected during the Monthly Period immediately preceding the
                  Distribution Date                                                         $64,525,733.50

            (b)   The aggregate amount of Interchange collected and allocated to the Trust for the Monthly Period immediately preceding the
                  Distribution Date                                                          $4,638,779.93

                        ---------------------------------

                         Series 2000-1 Monthly Statement
                       February 15, 2005 Distribution Date

                        ---------------------------------

            (c)   The aggregate amount of Principal Receivables collected during
                  the Monthly Period immediately preceding the Distribution Date           $433,539,958.85

            (d)   The Floating Allocation Percentage with respect to the Series
                  2000-1 Certificates for the Monthly Period immediately
                  preceding the Distribution Date                                                 2.303274%

            (e)   The Principal Allocation Percentage with respect to the Series
                  2000-1 Certificates for the Monthly Period immediately
                  preceding the Distribution Date                                                11.516369%

            (f)   The Finance Charge Receivables and Interchange collected and allocated to the Series 2000-1 Certificates for the Monthly
                  Period immediately preceding the Distribution Date                         $1,593,048.06

            (g)   The Principal Receivables collected and allocated to the
                  Series 2000-1 Certificates for the Monthly Period immediately
                  preceding the Distribution Date                                           $49,928,059.54

      (2)   Available Finance Charge Collections and Reallocated Principal
            Collections for Series 2000-1 for the Monthly Period immediately preceding the Distribution Date.

            (a)   The Finance Charge Receivables and Interchange collected and
                  allocated to the Series 2000-1 Certificates                                $1,593,048.06

            (b)   Collection Account and Special Funding Account investment
                  earnings allocated to the Series 2000-1 Certificates                               $0.00

            (c)   Principal Funding Account Investment Proceeds                                 $22,009.51

            (d)   Class A Reserve Draw Amount                                                        $0.00

            (e)   Class B Reserve Draw Amount                                                        $0.00

            (f)   Additional Finance Charges from other Series allocated to the
                  Series 2000-1 Certificates                                                         $0.00

            (g)   Payments, if any, on deposit as of the Determination Date
                  received from any Interest Rate Protection Agreements                              $0.00

            (h)   Reallocated Class D Principal Collections                                          $0.00

            (i)   Reallocated Collateral Principal Collections                                       $0.00

            (j)   Reallocated Class B Principal Collections                                          $0.00

            (k)   Total Available Finance Charge Collections and Reallocated
                  Principal Collections for Series 2000-1 (total of (a), (b),
                  (c), (d), (e), (f), (g), (h), (i) and (j) above)                           $1,615,057.57

                        ---------------------------------

                         Series 2000-1 Monthly Statement
                       February 15, 2005 Distribution Date

                        ---------------------------------

      (3)   Available Principal Collections for Series 2000-1 for the Monthly
            Period immediately preceding the Distribution Date

            (a)   The Principal Receivables collected and allocated to the
                  Series 2000-1 Certificates                                                $49,928,059.54

            (b)   Shared Principal Collections from other Series allocated to
                  the Series 2000-1 Certificates                                                     $0.00

            (c)   Additional amounts to be treated as Available Principal
                  Collections pursuant to the Series Supplement                                $567,385.20

            (d)   Reallocated Class D Principal Collections                                          $0.00

            (e)   Reallocated Collateral Principal Collections                                       $0.00

            (f)   Reallocated Class B Principal Collections                                          $0.00

            (g)   Available Principal Collections for Series 2000-1 (total of
                  (a), (b) and (c) minus (d), (e) and (f) above)                            $50,495,444.74

      (4)   Delinquent Balances in the Trust

            The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

            (a)   31-60 days                                                                   $85,395,306
            (b)   61-90 days                                                                    64,686,232
            (c)   91 or more days                                                              138,854,522
                                                                                               -----------
            (d)   Total Delinquencies                                                         $288,936,060

      (5)   Defaulted Amount

            (a)   The aggregate amount of Defaulted Receivables with respect to the Trust for the Monthly Period immediately preceding the
                  Distribution Date                                                         $30,271,048.14

            (b)   The aggregate Amount of Recoveries of Defaulted Receivables processed during the Monthly Period immediately preceding the
                  Distribution Date                                                          $5,637,188.93

            (c)   The Defaulted Amount for the Monthly Period immediately
                  preceding the Distribution Date [Defaulted Receivables minus
                  Recoveries]                                                               $24,633,859.21

            (d)   The Defaulted Amount for the Monthly Period immediately
                  preceding the Distribution Date allocable to the Series 2000-1
                  Certificates (the "Series 2000-1 Defaulted Amount")                          $567,385.20

            (e)   The Class A Defaulted Amount [Series 2000-1 Defaulted Amount
                  multiplied by the Class A Percentage]                                             ($0.00)

            (f)   The Class B Defaulted Amount [Series 2000-1 Defaulted Amount
                  multiplied by the Class B Percentage]                                        $255,323.34

                        ---------------------------------

                         Series 2000-1 Monthly Statement
                       February 15, 2005 Distribution Date

                        ---------------------------------

      (6)   Class A Charge-Offs

            (a)   The excess, if any, of the Class A Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such Class A Defaulted Amount, (ii) Reallocated Principal
                  Collections applied to such Class A Defaulted Amount, (iii)
                  the amount by which the Class D Invested Amount has been
                  reduced in respect of such Class A Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been
                  reduced in respect of such Class A Defaulted Amount and (v)
                  the amount by which the Class B Invested Amount has been
                  reduced in respect of such Class A Defaulted Amount (a "Class
                  A Charge-Off")                                                                     $0.00

            (b)   The amount of the Class A Charge-Off set forth in item 6(a)
                  above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each
                  Class A Certificateholder's investment)                                        $0.000000

            (c)   The total amount reimbursed on the Distribution Date in
                  respect of Class A Charge-Offs for prior Distribution Dates                        $0.00

            (d)   The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class A
                  Certificateholder's investment)                                               $0.0000000

            (e)   The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested
                  Amount if any, as of the Distribution Date, after giving
                  effect to all deposits, withdrawals and distributions on such
                  Distribution Date                                                                  $0.00

      (7)   Class B Charge-Offs

            (a)   The excess, if any, of the Class B Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such Class B Defaulted Amount, (ii) Reallocated Class D
                  Principal Collections applied to such Class B Defaulted
                  Amount, (iii) Reallocated Collateral Principal Collections
                  applied to such Class B Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the Collateral Invested Amount has been reduced in respect of
                  such Class B Defaulted Amount                                                      $0.00

            (b)   The amount by which the Class B Invested Amount has been
                  reduced on the Distribution Date in respect of Reallocated
                  Class B Principal Collections                                                      $0.00

            (c)   The amount by which the Class B Invested Amount has been
                  reduced on the Distribution Date in respect of item 6(a)
                  (together with item 7(a), "Class B Charge-Offs")                                   $0.00

            (d)   The total amount by which the Class B Invested Amount has been reduced on the Distribution Date as set forth in items 7(a),
                  (b) and (c)                                                                        $0.00

                        ---------------------------------

                         Series 2000-1 Monthly Statement
                       February 15, 2005 Distribution Date

                        ---------------------------------

            (e)   The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class B
                  Certificateholder's investment)                                                $0.000000

            (f)   The total amount reimbursed on the Distribution Date in
                  respect of reductions in the Class B Invested Amount on prior
                  Distribution Dates                                                                 $0.00

            (g)   The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class B
                  Certificateholder's investment)                                                $0.000000

            (h)   The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested
                  Amount if any, as of the Distribution Date, after giving
                  effect to all deposits, withdrawals and distributions on such
                  Distribution Date                                                                  $0.00

      (8)   Reductions in the Collateral Interest

            (a)   The excess, if any, of the Collateral Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such Collateral Defaulted Amount, (ii) Reallocated Class D
                  Principal Collections applied to such Collateral Defaulted
                  Amount and (iii) the amount by which the Class D Invested
                  Amount has been reduced in respect of such Collateral
                  Defaulted Amount                                                                   $0.00

            (b)   The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of Reallocated
                  Collateral Principal Collections                                                   $0.00

            (c)   The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of items 6(a) and
                  7(a) above                                                                         $0.00

            (d)   The total amount by which the Collateral Invested Amount has been reduced on the Distribution Date as set forth in items
                  8(a), (b) and (c)                                                                  $0.00

            (e)   The total amount reimbursed on the Distribution Date in
                  respect of reductions in the Collateral Invested Amount on
                  prior Distribution Dates                                                           $0.00

            (f) The amount, if any, by which the outstanding principal balance of the Collateral Interest exceeds the Collateral Invested
                  Amount, if any, as of the Distribution Date, after giving effect to all deposits, withdrawals and distr$0.00ons on the Distribution Date

      (9)   Reductions in the Class D Interest

            (a)   The excess, if any, of the Class D Defaulted Amount over
                  Available Finance Charge Collections applied to such Class D
                  Defaulted Amount                                                                   $0.00

            (b)   The amount by which the Class D Invested Amount has been
                  reduced on the Distribution Date in respect of Reallocated
                  Principal Collections                                                              $0.00

            (c)   The amount by which the Class D Invested Amount has been
                  reduced on the Distribution Date in respect of items 6(a),
                  7(a) and 8 (a) above                                                               $0.00

                        ---------------------------------

                         Series 2000-1 Monthly Statement
                       February 15, 2005 Distribution Date

                        ---------------------------------

            (d)   The total amount by which the Class D Invested Amount has been reduced on the Distribution Date as set forth in items 9(a),
                  (b) and (c)                                                                        $0.00

            (e)   The total amount reimbursed on the Distribution Date in
                  respect of reductions in the Class D Invested Amount on prior
                  Distribution Dates                                                                 $0.00

            (f)   The amount, if any, by which the outstanding principal balance of the Class D Interest exceeds the Class D Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits, withdrawals and distributions on the
                  Distribution Date                                                                  $0.00

      (10)  Investor Monthly Servicing Fee

            (a)   The amount of the Series 2000-1 Monthly Servicing Fee payable
                  to the Servicer on the Distribution Date                                     $153,125.00

      (11)  Class A Monthly Interest

            (a)   Class A Monthly Interest payable on the Distribution Date                         ($0.00)

      (12)  Class B Monthly Interest

            (a)   Class B Monthly Interest payable on the Distribution Date                    $108,780.00

      (13)  Principal Funding Account Amount

            (a)   The amount on deposit in the Principal Funding Account on the
                  Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                            $0.00

            (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in May 2004 (The initial funding date for the Principal Funding
                  Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

      (14)  Deficit Controlled Accumulation Amount

            The Deficit Controlled Accumulation Amount for the Distribution
            Date, after giving effect to all deposits, withdrawals and
            distributions on such Distribution Date                                                  $0.00

      (15)  Class A Reserve Account

            (a)   The amount on deposit in the Class A Reserve Account on the
                  Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date and
                  the related Transfer Date                                                          $0.00

            (b)   The Class A Required Reserve Account Amount                                        $0.00

      (16)  Class B Reserve Account

                        ---------------------------------

                         Series 2000-1 Monthly Statement
                       February 15, 2005 Distribution Date

                        ---------------------------------

            (a)   The amount on deposit in the Class B Reserve Account on the
                  Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date and
                  the related Transfer Date                                                    $118,125.00

            (b)   The Class B Required Reserve Account Amount                                  $118,125.00

C)    Class A Invested Amount

      (1)   The Class A Initial Invested Amount                                            $420,000,000.00

      (2)   The Class A Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
            Distribution Date                                                                        $0.00

      (3)   The Pool Factor for the Distribution Date (which represents the ratio of the Class A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class A Initial Invested Amount).
            The amount of a Class A Certificateholder's pro rata share of the
            Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate
            by the Pool Factor                                                                    0.000000

D)    Class B Invested Amount

      (1)   The Class B Initial Invested Amount                                             $47,250,000.00

      (2)   The Class B Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
            Distribution Date                                                               $47,250,000.00

      (3)   The Pool Factor for the Distribution Date (which represents the ratio of the Class B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class B Initial Invested Amount).
            The amount of a Class B Certificateholder's pro rata share of the
            Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's Certificate
            by the Pool Factor                                                                    1.000000

E)    Collateral Invested Amount

      (1)   The Collateral Initial Invested Amount                                          $42,000,000.00

      (2)   The Collateral Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
            Distribution Date                                                               $42,000,000.00

      (3)   The Collateral Invested Amount as a percentage of the Invested
            Amount on such Distribution Date                                                        40.00%

                        ---------------------------------

                         Series 2000-1 Monthly Statement
                       February 15, 2005 Distribution Date

                        ---------------------------------


F)    Class D Invested Amount

      (1)   The Class D Initial Invested Amount                                             $15,750,000.00

      (2)   The Class D Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
            Distribution Date                                                                            -

      (3)   The Class D Invested Amount as a percentage of the Invested Amount
            on such Distribution Date                                                                15.00%

G)    Receivables Balances

      (1)   The aggregate amount of Principal Receivables in the Trust at the close of business on the last day of the immediately preceding
            Monthly Period                                                                  $4,435,251,515

      (2)   The aggregate amount of Finance Charge Receivables in the Trust at the close of business on the last day of the immediately preceding
            Monthly Period                                                                    $238,785,089

H)    Annualized Percentages

      (1)   The Gross Yield (Available Finance Charge Collections for the Series
            2000-1 Certificates for the preceding Monthly Period (excluding payments received from Interest Rate Protection Agreements) divided by the Invested Amount of the Series 2000-1 Certificates as of the
            last day of the next preceding Monthly Period, multiplied by 365
            divided by number of days in the calendar month.                                         18.11%

      (2)   The Net Loss Rate (the Series 2000-1 Defaulted Amount for the
            preceding Monthly Period divided by the Invested Amount of the
            Series 2000-1 Certificates as of the last day of the next preceding
            Monthly Period, multiplied by 12)                                                         6.48%

      (3)   The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the
            Series 2000-1 Certificates for the preceding Monthly Period)                             11.63%

      (4)   The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding
            Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series 2000-1 Certificates as
            of the last day of the next preceding Monthly Period, multiplied by 12)                   4.60%

      (5)   The Net Spread (the Portfolio Yield minus the Base Rate for the
            Series 2000-1 Certificates for the preceding Monthly Period)                              7.03%

      (6)   The Monthly Payment Rate (Collections of Principal Receivables and
            Finance Charge Receivables with respect to all Receivables in the
            Trust for the preceding Monthly Period divided by the amount of
            Receivables in the Trust as of the last day of the next preceding
            Monthly Period)                                                                          10.48%

                        ---------------------------------

                         Series 2000-1 Monthly Statement
                       February 15, 2005 Distribution Date

                        ---------------------------------

I)    Series 2000-1 Information for the Last Three Distribution Dates

      1)    Gross Yield

             a)     02/15/05                                   18.11%
             b)     01/18/05                                   10.88%
             c)     12/15/04                                   23.87%

      2)    Net Loss Rate

             a)     02/15/05                                    6.48%
             b)     01/18/05                                    2.13%
             c)     12/15/04                                    2.62%

      3)    Net Spread (Portfolio Yield Minus Base Rate)

            a)      02/15/05                                    7.03%
            b)      01/18/05                                    1.56%
            c)      12/15/04                                   14.01%

            Three Month Average                                 7.53%

      4)    Monthly Payment Rate

             a)      02/15/05                                  10.48%
             b)      01/18/05                                  10.15%
             c)      12/15/04                                   9.59%

                                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, Servicer


                                 By:
                                    ----------------------------------
                                 Name:  Patricia Garvey
                                 Title: Vice President

                                MONTHLY STATEMENT

                  ---------------------------------------------

        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 2000-2

                  ---------------------------------------------

      Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-2 Supplement dated as of August 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-2 Certificates with respect to the Distribution Date occurring on February 15, 2005 and with respect to the performance of the Trust during the month of January is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)    Information Regarding the Current Monthly Distribution for the Series
      2000-2 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

      (1)   The total amount distributed to Class A Certificateholders per
            $1,000 original certificate principal amount                                         $2.061111

      (2)   The amount set forth in A(1) above distributed to Class A
            Certificateholders with respect to interest per $1,000 original
            certificate principal amount                                                         $2.061111

      (3)   The amount set forth in A(1) above distributed to Class A
            Certificateholders with respect to principal per $1,000 original
            certificate principal amount                                                         $0.000000

      (4)   The total amount distributed to Class B Certificateholders per
            $1,000 original certificate principal amount                                         $2.325556

      (5)   The amount set forth in A(4) above distributed to Class B
            Certificateholders with respect to interest per $1,000 original
            certificate principal amount                                                         $2.325556

      (6)   The amount set forth in A(4) above distributed to Class B
            Certificateholders with respect to principal per $1,000 original
            certificate principal amount                                                         $0.000000

B)    Information Regarding the Performance of the Trust

      (1)   Allocation of Receivables Collections to the Series 2000-2
            Certificates

            (a)   The aggregate amount of Finance Charge Receivables collected during the Monthly Period immediately preceding the
                  Distribution Date                                                         $64,525,733.50

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                       February 15, 2005 Distribution Date

                     --------------------------------------

            (b)   The aggregate amount of Interchange collected and allocated to the Trust for the Monthly Period immediately preceding the
                  Distribution Date                                                          $4,638,779.93

            (c)   The aggregate amount of Principal Receivables collected during
                  the Monthly Period immediately preceding the Distribution Date           $433,539,958.85

            (d)   The Floating Allocation Percentage with respect to the Series
                  2000-2 Certificates for the Monthly Period immediately
                  preceding the Distribution Date                                                 8.209635%

            (e)   The Principal Allocation Percentage with respect to the Series
                  2000-2 Certificates for the Monthly Period immediately
                  preceding the Distribution Date                                                12.696522%

            (f)   The Finance Charge Receivables and Interchange collected and allocated to the Series 2000-2 Certificates for the Monthly
                  Period immediately preceding the Distribution Date                         $5,678,154.29

            (g)   The Principal Receivables collected and allocated to the
                  Series 2000-2 Certificates for the Monthly Period immediately
                  preceding the Distribution Date                                           $55,044,496.88

      (2)   Available Finance Charge Collections and Reallocated Principal
            Collections for Series 2000-2 for the Monthly Period immediately preceding the Distribution Date.

            (a)   The Finance Charge Receivables and Interchange collected and
                  allocated to the Series 2000-2 Certificates                                $5,678,154.29

            (b)   Collection Account and Special Funding Account investment
                  earnings allocated to the Series 2000-2 Certificates                               $0.00

            (c)   Principal Funding Account Investment Proceeds                                $376,620.67

            (d)   Class A Reserve Draw Amount                                                        $0.00

            (e)   Class B Reserve Draw Amount                                                        $0.00

            (f)   Additional Finance Charges from other Series allocated to the
                  Series 2000-2 Certificates                                                         $0.00

            (g)   Payments, if any, on deposit as of the Determination Date
                  received from any Interest Rate Protection Agreements                              $0.00

            (h)   Reallocated Class D Principal Collections                                          $0.00

            (i)   Reallocated Collateral Principal Collections                                       $0.00

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                       February 15, 2005 Distribution Date

                     --------------------------------------

            (j)   Reallocated Class B Principal Collections                                          $0.00

            (k)   Total Available Finance Charge Collections and Reallocated
                  Principal Collections for Series 2000-2 (total of (a), (b),
                  (c), (d), (e), (f), (g), (h), (i) and (j) above)                           $6,054,774.96

      (3)   Available Principal Collections for Series 2000-2 for the Monthly
            Period immediately preceding the Distribution Date

            (a)   The Principal Receivables collected and allocated to the
                  Series 2000-2 Certificates                                                $55,044,496.88

            (b)   Shared Principal Collections from other Series allocated to
                  the Series 2000-2 Certificates                                                     $0.00

            (c)   Additional amounts to be treated as Available Principal
                  Collections pursuant to the Series Supplement                              $2,022,349.99

            (d)   Reallocated Class D Principal Collections                                          $0.00

            (e)   Reallocated Collateral Principal Collections                                       $0.00

            (f)   Reallocated Class B Principal Collections                                          $0.00

            (g)   Available Principal Collections for Series 2000-2 (total of
                  (a), (b) and ( c) minus (d), (e) and (f) above)                           $57,066,846.87

      (4)   Delinquent Balances in the Trust

            The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

            (a)   31-60 days                                                                   $85,395,306
            (b)   61-90 days                                                                    64,686,232
            (c)   91 or more days                                                              138,854,522
                                                                                               -----------
            (d)   Total Delinquencies                                                         $288,936,060

      (5)   Defaulted Amount

            (a)   The aggregate amount of Defaulted Receivables with respect to the Trust for the Monthly Period immediately preceding the
                  Distribution Date                                                         $30,271,048.14

            (b)   The aggregate Amount of Recoveries of Defaulted Receivables processed during the Monthly Period immediately preceding the
                  Distribution Date                                                          $5,637,188.93

            (c)   The Defaulted Amount for the Monthly Period immediately
                  preceding the Distribution Date [Defaulted Receivables minus
                  Recoveries]                                                               $24,633,859.21

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                       February 15, 2005 Distribution Date

                     --------------------------------------

            (d)   The Defaulted Amount for the Monthly Period immediately
                  preceding the Distribution Date allocable to the Series 2000-2
                  Certificates (the "Series 2000-2 Defaulted Amount")                        $2,022,349.99

            (e)   The Class A Defaulted Amount [Series 2000-2 Defaulted Amount
                  multiplied by the Class A Percentage]                                      $1,326,357.48

            (f)   The Class B Defaulted Amount [Series 2000-2 Defaulted Amount
                  multiplied by the Class B Percentage]                                        $320,437.55

      (6)   Class A Charge-Offs

            (a)   The excess, if any, of the Class A Defaulted Amount over the sum of (i) Available Finance Charge Collections aqplied to such Class A Defaulted Amount, (ii) Reallocated Principal
                  Collections aqplied to such Class A Defaulted Amount, (iii)
                  the amount by which the Class D invested Amount has been
                  reduced in respect of such Class A Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been
                  reduced in respect of such Class A Defaulted Amount and (v)
                  the amount by which the Class B Invested Amount has been
                  reduced in respect of such Class A Defaulted Amount (a"Class A
                  Charge-Off")                                                                       $0.00

            (b)   The amount of the Class A Charge-Off set forth in item 6(a)
                  above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each
                  Class A Certificateholder's investment)                                        $0.000000

            (c)   The total amount reimbursed on the Distribution Date in
                  respect of Class A Charge-Offs for prior Distribution Dates                        $0.00

            (d)   The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class A
                  Certificateholder's investment)                                                $0.000000

            (e)   The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested
                  Amount if any, as of the Distribution Date, after giving
                  effect to all deposits, withdrawals and distributions on such
                  Distribution Date                                                                  $0.00

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                       February 15, 2005 Distribution Date

                     --------------------------------------

      (7)   Class B Charge-Offs

            (a)   The excess, if any, of the Class B Defaulted Amount over the sum of (i) Available Finance Charge Collections aqplied to such Class B Defaulted Amount, (ii) Reallocated Class D
                  Principal Collections applied to such Class B Defaulted
                  Amount, (iii) Reallocated Collateral Principal Collections
                  aqplied to such Class B Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the Collateral Invested Amount has been reduced in respect of
                  such Class B Defaulted Amount                                                      $0.00

            (b)   The amount by which the Class B Invested Amount has been
                  reduced on the Distribution Date in respect of Reallocated
                  Class B Principal Collections                                                      $0.00

            (c)   The amount by which the Class B Invested Amount has been
                  reduced on the Distribution Date in respect of item 6(a)
                  (together with item 7(a), "Class B Charge-Offs")                                   $0.00

            (d)   The total amount by which the Class B Invested Amount has been reduced on the Distribution Date as set forth in items 7(a),
                  (b) and (c)                                                                        $0.00

            (e)   The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class B
                  Certificateholder's investment)                                                $0.000000

            (f)   The total amount reimbursed on the Distribution Date in
                  respect of reductions in the Class B Invested Amount on prior
                  Distribution Dates                                                                 $0.00

            (g)   The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class B
                  Certificateholder's investment)                                                $0.000000

            (h)   The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested
                  Amount if any, as of the Distribution Date, after giving
                  effect to all deposits, withdrawals and distributions on such
                  Distribution Date                                                                  $0.00

      (8)   Reductions in the Collateral Interest

            (a)   The excess, if any, of the Collateral Defaulted Amount over the sum of (i) Available Finance Charge Collections aqplied to such Collateral Defaulted Amount, (ii) Reallocated Class D
                  Principal Collections aqplied to such Collateral Defaulted
                  Amount and (iii) the amount by which the Class D Invested
                  Amount has been reduced in respect of such Collateral
                  Defaulted Amount                                                                   $0.00

            (b)   The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of Reallocated
                  Collateral Principal Collections                                                   $0.00

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                       February 15, 2005 Distribution Date

                     --------------------------------------

            (c)   The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of items 6(a) and
                  7(a) above                                                                         $0.00

            (d)   The total amount by which the Collateral Invested Amount has been reduced on the Distribution Date as set forth in items
                  8(a), (b) and (c)                                                                  $0.00

            (e)   The total amount reimbursed on the Distribution Date in
                  respect of reductions in the Collateral Invested Amount on
                  prior Distribution Dates                                                           $0.00

            (f)   The amount, if any, by which the outstanding principal balance of the Collateral Interest exceeds the Collateral Invested
                  Amount, if any, as of the Distribution Date, after giving
                  effect to all deposits, withdrawals and distributions on the
                  Distribution Date                                                                  $0.00

      (9)   Reductions in the Class D Interest

            (a)   The excess, if any, of the Class D Defaulted Amount over
                  Available Finance Charge Collections aqplied to such Class D
                  Defaulted Amount                                                                   $0.00

            (b)   The amount by which the Class D Invested Amount has been
                  reduced on the Distribution Date in respect of Reallocated
                  Principal Collections                                                              $0.00

            (c)   The amount by which the Class D Invested Amount has been
                  reduced on the Distribution Date in respect of items 6(a),
                  7(a) and 8 (a) above                                                               $0.00

            (d)   The total amount by which the Class D Invested Amount has been reduced on the Distribution Date as set forth in items 9(a),
                  (b) and (c)                                                                        $0.00

            (e)   The total amount reimbursed on the Distribution Date in
                  respect of reductions in the Class D Invested Amount on prior
                  Distribution Dates                                                                 $0.00

            (f)   The amount, if any, by which the outstanding principal balance of the Class D Interest exceeds the Class D Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits, withdrawals and distributions on the
                  Distribution Date                                                                  $0.00

      (10)  Investor Monthly Servicing Fee

            (a)   The amount of the Series 2000-2 Monthly Servicing Fee payable
                  to the Servicer on the Distribution Date                                     $545,788.54

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                       February 15, 2005 Distribution Date

                     --------------------------------------

      (11)  Class A Monthly Interest

            (a)   Class A Monthly Interest payable on the Distribution Date                    $927,500.00

      (12)  Class B Monthly Interest

            (a)   Class B Monthly Interest payable on the Distribution Date                    $137,905.44

      (13)  Principal Funding Account Amount

            (a)   The amount on deposit in the Principal Funding Account on the
                  Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                  $245,454,000.00

            (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in August 2004 (The initial funding date for the Principal
                  Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

      (14)  Deficit Controlled Accumulation Amount

            The Deficit Controlled Accumulation Amount for the Distribution
            Date, after giving effect to all deposits, withdrawals and
            distributions on such Distribution Date                                                  $0.00

      (15)  Class A Reserve Account

            (a)   The amount on deposit in the Class A Reserve Account on the
                  Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date and
                  the related Transfer date                                                  $2,250,000.00

            (b)   The Class A Required Reserve Account Amount                                $2,250,000.00

      (16)  Class B Reserve Account

            (a)   The amount on deposit in the Class B Reserve Account on the
                  Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date and
                  the related Transfe date                                                           $0.00

            (b)   The Class B Required Reserve Account Amount                                        $0.00

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                       February 15, 2005 Distribution Date

                     --------------------------------------

C)    Class A Invested Amount

      (1)   The Class A Initial Invested Amount                                            $450,000,000.00

      (2)   The Class A Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
            Distribution Date                                                              $450,000,000.00

      (3)   The Pool Factor for the Distribution Date (which represents the ratio of the Class A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class A Initial Invested Amount).
            The amount of a Class A Certificateholder's pro rata share of the
            Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate
            by the Pool Factor                                                                    1.000000

D)    Class B Invested Amount

      (1)   The Class B Initial Invested Amount                                             $59,300,000.00

      (2)   The Class B Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
            Distribution Date                                                               $59,300,000.00

      (3)   The Pool Factor for the Distribution Date (which represents the ratio of the Class B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class B Initial Invested Amount).
            The amount of a Class B Certificateholder's pro rata share of the
            Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's Certificate
            by the Pool Factor.                                                                   1.000000

E)    Collateral Invested Amount

      (1)   The Collateral Initial Invested Amount                                          $49,200,000.00

      (2)   The Collateral Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
            Distribution Date                                                               $49,200,000.00

      (3)   The Collateral Invested Amount as a percentage of the Invested
            Amount on such Distribution Date                                                          8.50%

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                       February 15, 2005 Distribution Date

                     --------------------------------------

F)    Class D Invested Amount

      (1)   The Class D Initial Invested Amount                                             $20,300,000.00

      (2)   The Class D Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
            Distribution Date                                                               $20,300,000.00

      (3)   The Class D Invested Amount as a percentage of the Invested Amount
            on such Distribution Date                                                                 3.51%

G)    Receivables Balances

      (1)   The aggregate amount of Principal Receivables in the Trust at the close of business on the last day of the immediately preceding
            Monthly Period                                                                  $4,435,251,515

      (2)   The aggregate amount of Finance Charge Receivables in the Trust at the close of business on the last day of the immediately preceding
            Monthly Period                                                                    $238,785,089

H)    Annualized Percentages

      (1)   The Gross Yield (Available Finance Charge Collections for the Series
            2000-2 Certificates for the preceding Monthly Period (excluding payments received from Interest Rate Protection Agreements) divided by the Invested Amount of the Series 2000-2 Certificates as of the
            last day of the next preceding Monthly Period, multiplied by 366 divided by the number of days in the calendar month) Effective
            November 2002 monthly period.                                                            12.32%

      (2)   The Net Loss Rate (the Series 2000-2 Defaulted Amount for the
            preceding Monthly Period divided by the Invested Amount of the
            Series 2000-2 Certificates as of the last day of the next preceding
            Monthly Period, multiplied by 12)                                                         4.19%

      (3)   The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the
            Series 2000-2 Certificates for the preceding Monthly Period)                              8.13%

      (4)   The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding
            Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series 2000-2 Certificates as
            of the last day of the next preceding Monthly multiplied by 12)                           4.18%

      (5)   The Net Spread (the Portfolio Yield minus the Base Rate for the
            Series 2000-2 Certificates for the preceding Monthly Period)                              3.95%

      (6)   The Monthly Payment Rate (Collections of Principal Receivables and
            Finance Charge Receivables with respect to all Receivables in the
            Trust for the preceding Monthly Period divided by the amount of
            Receivables in the Trust as of the last day of the next preceding
            Monthly Period)                                                                          10.48%

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                       February 15, 2005 Distribution Date

                     --------------------------------------

I)    Series 2000-2 Information for the Last Three Distribution Dates

      1)    Gross Yield

            a)    02/15/05                                     12.32%
            b)    01/18/05                                     13.04%
            c)    12/15/04                                     13.60%

      2)    Net Loss Rate

            a)    02/15/05                                      4.19%
            b)    01/18/05                                      5.30%
            c)    12/15/04                                      5.47%

      3)    Net Spread (Portfolio Yield Minus Base Rate)

            a)    02/15/05                                      3.95%
            b)    01/18/05                                      3.02%
            c)    12/15/04                                      3.85%

            Three Month Average                                 3.61%

      4)    Monthly Payment Rate

            a)    02/15/05                                     10.48%
            b)    01/18/05                                     10.15%
            c)    12/15/04                                      9.59%


                                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, Servicer


                                 By:
                                    ----------------------------------
                                 Name:  Patricia Garvey
                                 Title: Vice President